UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report:  September 23, 2005

Willis Lease Finance Corporation

(Exact Name of Registrant as Specified in Charter)

Delaware	0-28774	68-0070656
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

2320 Marinship Way, Suite 300
Sausalito, California 94965
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (415) 275-5100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐               Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐               Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐               Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐               Pre-commencement communications pursuant Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 – Entry into a Material Definitive Agreement

On September 19, 2005, the Registrant entered into an Employment Agreement with Thomas C. Nord, its Senior Vice President, General Counsel and Secretary providing for his employment in such capacity for one year ending December 31, 2005 and renewing annually thereafter until either party gives written notice of non-renewal at least six months prior to the end of any calendar year.  The Employment Agreement is attached as Exhibit 10.1 to this Form 8-K.

Item 9.01 Exhibits

The Company hereby furnishes the following exhibit pursuant to Item 1.01, “Entry into a Material Definitive Agreement”.

Exhibit No.	Description

10.1	Employment Agreement between the Company and Thomas C. Nord dated September 19, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated as of September 23, 2005.

WILLIS LEASE FINANCE CORPORATION

	By:	/s/ Monica J. Burke
Monica J. Burke
Executive Vice President and
Chief Financial Officer